EXHIBIT 32.2

                WRITTEN STATEMENT OF THE CHIEF FINANCIAL OFFICER

                       Pursuant to 18 U.S.C. Section 1350
      as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, I, the undersigned Chief Financial Officer of Visual Data Corporation (the "Company"), hereby certify, based on my knowledge, that the Annual Report on Form 10-KSB/A of the Company for the fiscal year ended September 30, 2003, (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2004

                                                  /s/ Randy S. Selman
                                                  ------------------------------
                                                  Randy S. Selman
                                                  Acting Chief Financial Officer